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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form SB-2 of our report dated January 17, 1997, except for Note 14, as to which the date is July 10, 1997, on our audits of the financial statements of Apex PC Solutions, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          Coopers & Lybrand L.L.P.

Seattle, Washington
July 21, 1997